UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2025
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 25, 2025, HP Inc. (the “Company”) closed its public offering of (i) $500,000,000 aggregate principal amount of 5.400% notes due 2030 (the “2030 Notes”) and (ii) $500,000,000 aggregate principal amount of 6.100% notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”).  The Notes were issued pursuant to the Indenture, dated as of June 17, 2020 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (the “First Trustee”), as amended and supplemented from time to time, including by the third supplemental indenture, dated as of April 14, 2025 (the “Third Supplemental Indenture”), among the Company, U.S. Bank Trust Company, National Association, as successor trustee (the “Trustee”), and the First Trustee (the Base Indenture, as so amended and supplemented, the “Indenture”).  The Notes were registered under the Securities Act, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-277493) filed with the Securities and Exchange Commission on February 29, 2024.

The Indenture has been filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2020 and is incorporated herein by reference.  The Third Supplemental Indenture has been filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2025 and is incorporated herein by reference. A form of each series of the Notes is attached hereto as Exhibits 4.3 and 4.4.  The Company’s officers’ certificate, dated April 25, 2025, authorizing the terms of the Notes pursuant to Section 301 of the Indenture, is attached hereto as Exhibit 4.5.  In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP has provided a legal opinion and consent, which are attached hereto as Exhibits 5.1 and 23.1, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report.

Exhibit Number	Description
4.1
Indenture, dated as of June 17, 2020, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on June 17, 2020).

4.2
Third Supplemental Indenture dated April 14, 2025, by and among the Company, The Bank of New York Mellon Trust Company, N.A., as first trustee, and U.S. Bank Trust Company, National Association, as successor trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on April 16, 2025).

4.3	Officers’ Certificate, dated April 25, 2025, delivered pursuant to Section 301 of the Indenture.
4.4	Form of 5.400% notes due 2030 (included in Exhibit 4.3).
4.5	Form of 6.100% notes due 2035 (included in Exhibit 4.3).
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 25, 2025	By:	/s/ Rick Hansen
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Corporate Secretary